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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) June 15, 1998


                             GEOLOGISTICS CORPORATION
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                  (Exact Name of Registrant as Specified in Charter)

          Delaware                333-42607                    22-3438013
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(State or Other Juris-          (Commission File             (IRS Employer
diction of Incorporation)        Number)                   Identification No.)


          13952 Denver West Parkway, Golden, Colorado             80401
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             (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code (303) 704-4400

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        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

          On June 15, 1998, GeoLogistics Corporation (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Amertranz Worldwide Holding Corp., a Delaware corporation ("Holding"), and Holding's wholly-owned subsidiary, Caribbean Air Services, Inc., a Delaware corporation ("CAS"). Pursuant to the Purchase Agreement, the Company has agreed to purchase substantially all of the assets and assume certain of the liabilities of CAS for aggregate cash consideration of $27,000,000 (the "Acquisition"). Consummation of the Acquisition is subject to the satisfaction of certain closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

          On June 15, 1998, the Company issued a press release regarding the Acquisition. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following documents are filed as exhibits to this report:


Exhibit No.                   Description
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   99.1                     Press Release dated June 15, 1998.




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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GEOLOGISTICS CORPORATION




Date:  June 15, 1998          By: /s/ Ronald Jackson
                                 ------------------------------
                                 Ronald Jackson
                                 Vice President and General
                                 Counsel





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                                    EXHIBIT INDEX

   Exhibit
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     99.1                     Press Release dated June 15, 1998.





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